Filed pursuant to Rule 497(e)

1933 Act File No.   333-250955

1940 Act File No.  811-23622

ASYMmetric ETFs Trust

Supplement dated June 3, 2021 (the “Supplement”)

to the Prospectus

The Supplement applies to the Prospectus, dated March 5, 2021, for the ASYMshares® ASYMmetric 500 ETF (ASPY) (the “Fund”).

Effective immediately, based on an amendment to the Investment Advisory Agreement between the Fund and the Adviser, the Fund’s Prospectus is amended as follows:

The Annual Fund Operating Expenses table and Expense Example are replaced in their entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.95%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

(1)	Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund or will be paid by the Fund in its first year of operation, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$97	$303

Under the section “MANAGEMENT,” the third paragraph is replaced in its entirety with the following:

For its investment advisory services to the Fund, the Adviser is paid a unitary fee equal to 0.95% of the average daily net assets of the Fund. Pursuant to the Investment Advisory Agreement, as amended, (the “Investment Advisory Agreement”) between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any).

ASYMmetric ETFs Trust

Supplement dated June 3, 2021 (the “Supplement”)

to the Statement of Additional Information (the “SAI”)

The Supplement applies to the SAI dated March 5, 2021, for the ASYMshares® ASYMmetric 500 ETF (ASPY) (the “Fund”).

Effective immediately, the Fund’s SAI is amended as follows:

Under the section “Investment Advisory, Administrative and Distribution Services,” the first and second paragraph are replaced in their entirety with the following:

Investment Adviser. ASYMmetric ETFs, LLC (“ASYMmetric”), 158 East 126th Street, Suite 304, New York, NY 10035, serves as investment adviser to the Fund pursuant to an investment advisory agreement, as amended, (the “Investment Advisory Agreement”) between the Trust, on behalf of the Fund, and ASYMmetric. ASYMmetric is a Delaware corporation and is registered as an investment adviser under the Advisers Act. ASYMmetric is a wholly owned subsidiary of ASYMmetric Holdings, Inc. Under the Investment Advisory Agreement, ASYMmetric, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. ASYMmetric is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund, the Adviser is paid a unitary fee equal to 0.95% of the average daily net assets of the Fund. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any).